                                                                    Exhibit 99.1

                Certification Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for Central Parking Corporation ("Issuer") for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report):

     (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This Certification is executed as of February 17, 2003.

                                     /s/ WILLIAM J. VARESCHI, JR.
                                         ---------------------------
                                         William J. Vareschi, Jr.
                                         Vice Chairman, Chief Executive Officer
                                         and Acting Chief Financial Officer